Exhibit 10.1

AMENDMENT OF LEASE

THIS AMENDMENT is made and entered into as of 25th day of October 2012, by and between NPA HARTFORD LLC, a Delaware limited liability company (“Landlord”), and COLT DEFENSE LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A.                                   Landlord and Tenant are parties to a Net Lease dated as of October 26, 2005 (the “lease”).

B.                                     Landlord and Tenant wish to amend the Lease as provided herein, among other things, to extend the term of the lease.

NOW, THEREFORE, In consideration of the premises and the mutual covenants hereinafter set forth, the Parties do hereby agree as follows:

1.                                       All capitalized terms used in this Amendment that are defined in the Lease shall have the same meanings in this Amendment as they do in the Lease.

2.                                       Paragraph 1.2 of the lease is deleted and the following is substituted In lieu thereof:

Term.  The period of Ten (10) Lease Years, plus any partial calendar month at the beginning of the Term, beginning on the Commencement Date and ending on the Termination Date, as the same may be from time to time extended. The Term ending on the Termination Date, is hereinafter sometimes referred to as the “Initial Term.”

3.                                       Paragraph 1.4 of the lease is deleted and the following is substituted in lieu thereof:

Termination Date. October 25, 2015, as duly extended or earlier terminated.

4.                                       Paragraph 1.8 of the lease is amended to insert at the end:

Year 8	EIGHT HUNDRED TWENTY FIVE THOUSAND and 00/100 Dollars ($825,000.00)	SIXTY EIGHT THOUSAND SEVEN HUNDRED FIFTY and 00/100 Dollars ($68,750.00)

Year 9	EIGHT HUNDRED FORTY ONE THOUSAND FIVE HUNDRED and 00/100 Dollars ($841,500.00)	SEVENTY THOUSAND ONE HUNDRED TWENTY FIVE and 00/100 Dollars ($70,125.00)

Year 10	EIGHT HUNDRED FIFTY EIGHT THOUSAND THREE HUNDRED THIRTY SIX and 00/100 Dollars ($858,336.00)	SEVENTY ONE THOUSAND FIVE HUNDRED TWENTY EIGHT and 00/100 Dollars ($71,528.00)

5.                                      Section 19.1 of the Lease is amended to delete and replace the addresses for notice of landlord with the following, and the following is substituted in lieu thereof:

LANDLORD:	NPA HARTFORD LLC
c/o Sciens Capital Management LLC
667 Madison Avenue
New York, NY 10065
ATTN: Daniel J. Standen
Tel: (212) 471-6100
Fax: (212) 471-6199

With a Courtesy Copy to:	FINN DIXON & HERLING LLP
177 Broad Street, 15th Floor
Stamford, CT 06901-2048
ATTN: Brett W. Dixon, Esq.
Tel: (203) 325-5000
Fax: (203) 325-5001

6.                                      Each of Tenant and Landlord does hereby represent to the other that no broker or agent brought about or participated in this Amendment and agrees to indemnify and hold harmless the other from and against any and all liabilities and expenses whatsoever, including, without limitation, reasonable attorneys’ fees, arising from any such claims based on any acts of such party.

7.                                       Except to the extent expressly amended by this Amendment, the Lease remains in full force and effect in accordance with its terms.  All references in the Lease to the Lease shall hereafter refer to the Lease as amended by this Amendment. This Amendment shall be binding upon and inure to the benefit of each of the parties and their permitted successors and assigns under the Lease. This Amendment will be governed by and construed under the laws described in Section 21.11 of the Lease. This Amendment is not to be recorded.  It is understood that this Amendment shall not be binding upon either party unless and until both parties have executed and delivered an original counterpart of this Amendment to the other party (which delivery may be by facsimile, pdf or other electronic versions provided an original is also subsequently and promptly provided). This Amendment may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same agreement. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[Remainder of Page Intentionally left Blank]

[SIGNATURE PAGE TO AMENDMENT TO LEASE]

Dated at Hartford, Connecticut as of the day and year first above written.

NPA HARTFORD LLC		COLT DEFENSE LLC

By NPA Management LLC
Its Managing Member

By:	/s/ Daniel Standen	By:	/s/ Gerald R. Dinkel
	Name: Daniel Standen		Gerald R. Dinkel
	Authorized Member		President and Chief Executive Officer